UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 17, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On September 17, 2001, US Airways Group, Inc. issued a news release.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                   -----------

     99                          News release dated September 17, 2001 of US Airways Group, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: September 18, 2001                                       By:     /s/ Anita P. Beier
                                                                               Anita P. Beier
                                                                               Vice President and Controller
                                                                               (Chief Accounting Officer)

                                                                                US Airways, Inc. (REGISTRANT)

Date: September 18, 2001                                       By:     /s/ Anita P. Beier
                                                                               Anita P. Beier
                                                                               Vice President and Controller
                                                                               (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS TO REDUCE CAPACITY BY 23 PERCENT

     ARLINGTON, Va., Sept. 17, 2001 - US Airways said today that it will reduce capacity by 23 percent, as measured by available seat miles, from the level of service provided prior to the events of September 11.

     "The tragic events of September 11 have had a dramatic effect on the nation's aviation industry, including US Airways. As a result of reduced passenger demand as well as the ongoing requirements of new security procedures, US Airways has no choice but to reduce the number of its daily flights. Regrettably, this reduction in service will lead to a smaller US Airways family as personnel reductions follow," said US Airways President and CEO Rakesh Gangwal.

     "The entire U.S. aviation system is in jeopardy, and without decisive actions the future of the system, along with its impact on the nation's economy, is imperiled. In addition to measures we are taking independently, we will continue to work closely with the Administration and Congress on actions to ensure the future of the framework of the nation's air transportation system," said US Airways Chairman Stephen M. Wolf.

     Reductions in the US Airways workforce are expected to number approximately 11,000. US Airways Express carriers Allegheny Airlines, Piedmont Airlines, Potomac Air and PSA Airlines - all wholly owned by US Airways - will announce their own service and personnel reductions shortly.

     Prior to the events of September 11, the US Airways system operated about 4,500 flights, serving about 200,000 passengers, daily. US Airways currently employs 46,500 people throughout its system, serving 204 communities in the United States, Canada, Europe, the Caribbean region and Mexico.

NUMBER: 4153